PITCAIRN FUNDS

                              Small Cap Growth Fund

                         Supplement dated April 24, 2002
                    to the Prospectus dated February 28, 2002


This will notify you of some important changes to the Small Cap Growth Fund (the "Fund"). As explained in more detail below, these include:

o termination of Standish Mellon Asset Management Company LLC ("Standish Mellon") as Manager of the Fund, and resulting management of the Fund by Pitcairn Investment Management ("PIM" or the "Adviser");
o    voluntary reduction by PIM of certain fees and expenses of the Fund; and
o change from a small cap growth to a small cap core strategy, with a corresponding change in the Fund's name to Small Cap Fund.

CHANGE IN MANAGEMENT
--------------------

On April 24, 2002, PIM, the Adviser to the Pitcairn Funds (the "Trust"), notified Standish Mellon that it would be terminating Standish Mellon as Manager to the Fund. PIM has assumed management responsibility for the Fund, will manage the Fund under its existing advisory agreement with the Trust, and will make all day-to-day investment decisions for the Fund. PIM may in the future decide to retain another Manager for the Fund, but has no plans to do so at present. All references to the Manager of the Fund throughout the Trust's Prospectus and statement of additional information will refer to PIM.

The information for the Fund under "Fund Management" on page 38 of the Prospectus will be amended to reflect the following:

Jack Yates III, Executive Vice President and Chief Investment Officer of PIM, will be the portfolio manager of the Small Cap Fund. Biographical information about Mr. Yates can be found under "Fund Management" for the Small Cap Value Fund.

VOLUNTARY FEE REDUCTION
-----------------------

Upon the effective date of the termination of Standish Mellon as Manager for the Fund on May 24, 2002 (the "Effective Date"), PIM will voluntarily waive a portion of its advisory fee so that the advisory fee paid by the Fund will be 0.70% of the Fund's average daily net assets (the current advisory fee is 0.95%). PIM will also voluntarily reduce the Fund's expense limitation so that the Fund's Total Annual Operating Expenses as defined in the Prospectus will not exceed 1.00% of the Fund's average daily net assets, net of securities lending revenue, if any, and

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exclusive of interest, taxes, brokerage fees and commissions,  and extraordinary expenses (the current expense limitation is 1.25%). These fee waivers and reductions will be in effect for so long as PIM is the Manager of the Fund, or until October 31, 2003, whichever is earlier. This information will be added to Footnote 1 to the Fund's Annual Fund Operating Expenses table on page 19 of the Prospectus.

The current advisory and sub-advisory fees and expense limitation will remain in place until the Effective Date.

CHANGE IN STRATEGY AND NAME
---------------------------

The Fund's investment objective -- long-term capital appreciation -- and its emphasis on small cap stocks will remain the same. However, commencing immediately, subject to an orderly transition, the Fund's principal investment strategy will change from a pure growth to a core strategy, which will reflect a blend of growth and value investing styles. The "Principal Investment Strategy" described on page 17 of the Prospectus will be replaced with the following strategy:

     Investing in a diversified portfolio of equity securities of small capitalization companies, reflecting a blend of growth and value stocks. The Manager selects specific stocks it believes are undervalued or have above-average potential for growth in revenues and earnings, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the Russell 2000(R) Index, which is the Fund's benchmark.

Additionally, in order to more accurately reflect its new principal investment strategy, the Fund's name has been changed to "Small Cap Fund." All references to the "Small Cap Growth Fund" will be changed to "Small Cap Fund" throughout the Trust's Prospectus and Statement of Additional Information. The Russell 2000(R) Index will be used as the benchmark for the Small Cap Fund.

The first paragraph of "Investment Strategy" on page 17 of the Prospectus will be replaced as follows:

     The Small Cap Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in securities of small capitalization companies. Small capitalization companies are those that have market capitalizations between $200 million and $1.5 billion. With respect to the Fund's growth investments, the Manager seeks stocks with above average potential for growth in revenue and earnings. With respect to the Fund's value investments, the Manager seeks stocks with attractive valuations within their industries and market sectors. The prices of value stocks are typically below their true worth in the Manager's judgment compared to other stocks as measured by such traditional investment criteria as earnings, book value

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     and dividend paying ability.  Dividend  income,  if any, is a consideration incidental to the Fund's goal.

The third paragraph of "Investment Strategy" on page 17 of the Prospectus will be replaced as follows:

     The Manager adheres to an investment philosophy which focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies within those characteristics.

The bullet points in "Tax Management Strategy" on page 17 of the Prospectus will be replaced with the following:

     o When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;
     o Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;
     o Selling securities to realize capital losses that can be offset against realized capital gains; and
     o    Favoring lower dividend stocks.

The last sentence of the first paragraph of "Principal Risks of Investing" on page 18 of the Prospectus will be replaced with the following:

     The  Fund  is  subject  to  the  risk  that  its  market   segment,   small
     capitalization equity securities, may underperform other market segments or the equity markets as a whole.

The following risk disclosure will be added to "Principal Risks of Investing" on page 18 of the Prospectus:

     The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

     A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In

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     addition,  different  types  of  stocks  tend to  shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance from value stocks may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).